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                                                                    EXHIBIT 23.1


                        CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the 1993 Incentive Stock Plan of SoloPoint, Inc. of our report dated February 10, 1998, with respect to the financial statements of SoloPoint, Inc. included in its Annual Report (Form 10-K) for the year ended December 31, 1997, filed with the Securities and Exchange Commission.


                                              ERNST & YOUNG LLP

                                              /s/ Ernst & Young LLP



Palo Alto, California
July 8, 1998